UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22867

Cohen & Steers MLP & Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2016

Item 1. Reports to Stockholders.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended November 30, 2016. The net asset values (NAV) per share at that date were $8.43, $8.39, $8.45, $8.44 and $8.44 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended November 30, 2016	Year Ended November 30, 2016
Cohen & Steers MLP & Energy Opportunity Fund—Class A	12.81%	18.06%
Cohen & Steers MLP & Energy Opportunity Fund—Class C	12.38%	17.25%
Cohen & Steers MLP & Energy Opportunity Fund—Class I	13.10%	18.40%
Cohen & Steers MLP & Energy Opportunity Fund—Class R	12.60%	17.74%
Cohen & Steers MLP & Energy Opportunity Fund—Class Z	12.97%	18.41%
Alerian Energy Infrastructure Index[a]	14.35%	26.65%
Alerian MLP Index[a]	3.87%	9.28%
S&P 500 Index[a]	6.01%	8.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

a  The Alerian Energy Infrastructure Index is a tier-weighted index of 30 core North American energy infrastructure companies that engage in the pipeline transportation, storage, and processing of energy commodities. The Alerian MLP Index is a float-adjusted, market-capitalization-weighted index that consists of the 50 most prominent large- and mid-capitalization energy Master Limited Partnerships (MLPs). The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Through December 31, 2015, the Fund made regular quarterly distributions at a level rate (the Policy). As a result of the Policy, the Fund paid distributions in excess of the Fund's investment company taxable income and realized gains. In order to make these distributions, the Fund may have had to sell portfolio securities at a less than opportune time. On March 2, 2016, the Dividend Committee of the Fund's Board of Directors approved the termination of the Policy which was effective with the Fund's quarterly distribution paid on March 31, 2016.

Please note that all distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are "return of capital" distributed from the Fund's assets. Return of capital distributions decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio.

Market Review

For the 12-month period ended November 30, 2016, MLPs and midstream-energy-focused equities had positive returns, although the period was characterized by exceptionally high volatility. Conditions were difficult when the period began, with oil prices continuing their prolonged decline, reaching 13-year lows below $30 in February 2016. However, by the end of 2016's first quarter, dramatic reductions in global exploration and production capital spending, along with strengthening global oil demand, helped to firm global oil markets and drove a crude price rally of over 70% through the end of May.

After trading in the $40 to $50 a barrel range for much of the summer, crude prices rose over 10% on the final day of the period, when the Organization of Petroleum Exporting Countries (OPEC) finalized an agreement to curtail oil supply, as initially indicated in September. Although markets had been skeptical of the viability of an agreement ahead of the meeting, OPEC delegates confirmed that they would reduce output by 1.2 million barrels per day (bpd), to 32.6 million bpd, a cut equal to about 1% of global production. The agreement is effective January 1, 2017 and has an initial duration of six months, extendable for another six months. The news signaled the potential for higher and more-stable oil prices in the coming months, which would, among other benefits for the midstream energy space, potentially lower counterparty risk.

Another noteworthy development in November was Donald Trump's surprise victory in the U.S. presidential election, which supported midstream stocks, as the incoming president elect is perceived as less likely to implement restrictions in developing U.S. oil and gas resources and more likely to support key pipeline approvals.

In an environment of challenging fundamentals due to lowered throughput volumes, midstream energy companies found it difficult to access capital early in the period, forcing many to re-evaluate their capital allocation and financing plans. With access to external financing in doubt, many companies were forced to prioritize between directing cash flows towards distributions to unitholders, investing for future growth or maintaining the integrity of the balance sheet. The prospect of dividend cuts and news of reductions (by Teekay Corp., for example) contributed to volatility in the midstream energy market. During the period, nearly 20 midstream companies elected to reduce distributions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

However, as the period progressed investors appeared to be more comfortable with the concept of reduced distributions for the sake of stronger balance sheets. In April, for example, Crestwood Equity Partners, American Midstream Partners and NGL Energy Partners announced sizable cuts in their distribution rates—and all three MLPs rallied in response.

For midstream energy companies, the threat of counterparty risk, while still meaningful, eased as oil prices moved higher. The financial health of exploration and production companies (MLPs' counterparties) improved as oil prices settled above $50 towards the end of the period.

Fund Performance

The Fund had a positive total return in the period, although it underperformed the Alerian Energy Infrastructure Index (however, it outperformed the Alerian MLP Index, which is the Fund's secondary benchmark). Stock selection in the diversified midstream sector detracted from the Fund's relative returns. This was due primarily to our large underweight in Oneok, a company with direct leverage to increasing commodity prices that had a sizable gain in the period. Our underweight in Spectra Energy, which announced its intention to merge with Enbridge during the period, detracted from performance as well.

Our out-of-index allocation to Teekay Corp., which is essentially an offshore pipeline company in the marine shipping sector, also hindered performance. In December 2015, Teekay announced distribution cuts for the general partner as well as for its family of MLPs. While the dividend and distribution cuts were not unexpected, the magnitude was much greater than feared and the market viewed the news as a significant disappointment; the stock had a sizable decline for the period. Stock selection in the diversified utilities sector additionally detracted from relative performance. We did not own CenterPoint Energy, which had strong performance in part due to its exposure (through an MLP) to assets levered to natural gas liquids (NGLs) prices.

Stock selection in the gathering & processing sector was the main positive contributor to relative performance. Typically one of the more commodity-sensitive sectors, we believe certain companies within the group are potentially poised to benefit from an emerging theme of increased demand for NGLs. Petrochemical companies have been building new facilities that use NGLs such as ethane and propane as feedstocks, which could increase commodity prices and drive pipeline volumes over the next several years.

Relative performance was also helped by stock selection in the crude/refined products sector, led by our out-of-index allocation to Rose Rock Midstream, which had a sizable gain. During the period, SemGroup announced that it would acquire the public float of Rose Rock Midstream, its MLP. The consolidation reflects a recent broader trend of midstream companies simplifying their capital structures in order to enhance their credit profiles and distribution coverage.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Sincerely,

  ROBERT S. BECKER

  Portfolio Manager

BEN MORTON	TYLER S. ROSENLICHT
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

Class R—Growth of a $10,000 Investment

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

Class Z—Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended November 30, 2016

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	12.75%[b]	16.25%[c]	—	—	—
1 Year (without sales charge)	18.06%	17.25%	18.40%	17.74%	18.41%
Since Inception[d] (with sales charge)	–3.81%[b]	–2.95%	—	—	—
Since Inception[d] (without sales charge)	–2.30%	–2.95%	–1.95%	–13.23%	–2.01%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the April 1, 2016 prospectus, as amended May 4, 2016, were as follows: Class A—1.91% and 1.46%; Class C—2.56% and 2.11%; Class I—1.66% and 1.11%; Class R—2.06% and 1.61%; and Class Z—1.56% and 1.11%. Through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1.00%.

d  Inception date of December 20, 2013 for Class A, C, I and Z shares and October 1, 2014 for Class R shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2016—November 30, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During Period[a] June 1, 2016— November 30, 2016
Class A
Actual (12.81% return)	$1,000.00	$1,128.10	$7.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.70	$7.36
Class C
Actual (12.38% return)	$1,000.00	$1,123.80	$11.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.45	$10.63
Class I
Actual (13.10% return)	$1,000.00	$1,131.00	$5.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.60
Class R
Actual (12.60% return)	$1,000.00	$1,126.00	$8.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.95	$8.12
Class Z
Actual (12.97% return)	$1,000.00	$1,129.70	$5.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.60

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.46%, 2.11%, 1.11%, 1.61% and 1.11%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

November 30, 2016
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
TransCanada Corp. (Canada)	$6,131,986	6.8
Williams Cos. (The)	6,126,953	6.8
Kinder Morgan	5,218,487	5.8
Targa Resources Corp.	5,173,926	5.7
Enbridge Energy Management LLC	4,575,437	5.1
Energy Transfer Equity LP	4,217,411	4.7
SemGroup Corp., Class A	3,380,408	3.7
Pembina Pipeline Corp. (Canada)	3,337,952	3.7
Macquarie Infrastructure Co. LLC	3,060,787	3.4
Enbridge (Canada)	2,890,783	3.2

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

November 30, 2016

		Number of Shares/Units	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES	97.5%
CRUDE/REFINED PRODUCTS	20.8%
Buckeye Partners LP		42,509	$2,735,029
Enbridge Energy Management LLC[a]		183,164	4,575,437
Enbridge, Inc. (Canada)		68,729	2,890,783
Genesis Energy LP		17,121	598,208
NuStar GP Holdings LLC		38,524	978,509
Plains GP Holdings LP, Class A		63,713	2,240,149
SemGroup Corp., Class A		93,770	3,380,408
Valero Energy Partners LP		21,272	859,814
Western Refining Logistics LP		26,403	543,902
			18,802,239
DIVERSIFIED MIDSTREAM	35.1%
Energy Transfer Equity LP		247,646	4,217,411
Energy Transfer Partners LP		38,138	1,339,407
Enterprise Products Partners LP		106,117	2,751,614
Kinder Morgan		235,067	5,218,487
Macquarie Infrastructure Co. LLC		37,354	3,060,787
MPLX LP		62,308	2,046,818
ONEOK Partners LP		18,389	768,660
Pembina Pipeline Corp. (Canada)		113,602	3,337,952
Spectra Energy Corp.		59,643	2,442,381
Western Gas Equity Partners LP		10,629	456,409
Williams Cos. (The)		199,575	6,126,953
			31,766,879
DIVERSIFIED UTILITIES	5.6%
Dominion Resources		36,177	2,651,412
Sempra Energy		15,314	1,528,337
Teekay Corp. (Marshall Islands)		12,145	863,753
			5,043,502

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2016

		Number of Shares/Units	Value
GATHERING & PROCESSING	16.5%
Cone Midstream Partners LP		20,681	$461,186
Dominion Midstream Partners LP		20,079	514,022
EnLink Midstream Partners LP		26,500	464,280
EQT Corp.		10,595	742,498
Keyera Corp. (Canada)		79,300	2,279,292
Noble Midstream Partners LPb		15,247	488,971
PennTex Midstream Partners LP		27,748	436,754
Rice Energy[b]		18,770	457,050
Rice Midstream Partners LP		48,477	1,044,679
Rice Midstream Partners LP (Unregistered)[c,d]		20,300	419,804
Tallgrass Energy GP LP		100,664	2,436,069
Targa Resources Corp.		97,090	5,173,926
			14,918,531
MARINE SHIPPING/OFFSHORE	4.0%
GasLog Ltd. (Monaco)		49,822	782,205
GasLog Partners LP (Monaco)		22,047	448,657
Golar LNG Ltd. (Bermuda)		32,500	793,000
Golar LNG Partners LP (Marshall Islands)		29,226	651,155
KNOT Offshore Partners LP (Marshall Islands)		21,268	463,642
Teekay Corp. (Marshall Islands)		37,563	296,372
Teekay Offshore Partners LP (Marshall Islands)		31,486	172,229
			3,607,260
NATURAL GAS PIPELINES	12.7%
Cheniere Energy[b]		40,822	1,667,987
Cheniere Energy Partners LP Holdings LLC		46,113	1,012,641
Tesoro Logistics LP		19,891	937,463
TransCanada Corp. (Canada)		136,534	6,131,986
Veresen, Inc. (Canada)		191,811	1,762,039
			11,512,116
OIL & GAS STORAGE	1.7%
VTTI Energy Partners LP (Marshall Islands)		89,452	1,596,718

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2016

		Number of Shares/Units	Value
RENEWABLE ENERGY	1.1%
Pattern Energy Group		50,920	$999,560
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost—$83,886,242)			88,246,805
SHORT-TERM INVESTMENTS	1.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.25%[e]		1,200,000	1,200,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,200,000)			1,200,000
TOTAL INVESTMENTS (Identified cost—$85,086,242)	98.8%		89,446,805
OTHER ASSETS IN EXCESS OF LIABILITIES	1.2		1,057,508
NET ASSETS	100.0%		$90,504,313

Note: Percentages indicated are based on the net assets of the Fund.

a  Distributions are paid-in-kind

b  Non-income producing security.

c  Illiquid security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on September 29, 2016 at a cost of $436,450 ($21.50 per share).

d  Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $419,804 equal 0.5% of the net assets of the Fund, all of which are illiquid.

e  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

ASSETS:
Investments in securities, at value (Identified cost—$85,086,242)	$89,446,805
Cash	1,275,809
Foreign currency, at value (Identified cost—$29,868)	29,799
Receivable for:
Investment securities sold	798,157
Fund shares sold	278,215
Dividends and distributions	104,626
Other assets	65
Total Assets	91,933,476
LIABILITIES:
Payable for:
Investment securities purchased	1,172,702
Professional fees	164,040
Fund shares redeemed	31,952
Shareholder servicing fees	11,379
Investment advisory fees	5,804
Administration fees	3,576
Directors' fees	658
Distribution fees	577
Other liabilities	38,475
Total Liabilities	1,429,163
NET ASSETS	$90,504,313
NET ASSETS consist of:
Paid-in capital	$115,951,101
Dividends in excess of net investment income	(921,172)
Accumulated net realized loss	(28,886,120)
Net unrealized appreciation	4,360,504
$90,504,313

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

November 30, 2016

CLASS A SHARES:
NET ASSETS	$12,209,368
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,448,621
Net asset value and redemption price per share	$8.43
Maximum offering price per share ($8.43 ÷ 0.955)[a]	$8.83
CLASS C SHARES:
NET ASSETS	$10,402,971
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,239,563
Net asset value and offering price per share[b]	$8.39
CLASS I SHARES:
NET ASSETS	$67,576,771
Shares issued and outstanding ($0.001 par value common stock outstanding)	8,001,961
Net asset value, offering and redemption price per share	$8.45
CLASS R SHARES:
NET ASSETS	$85,223
Shares issued and outstanding ($0.001 par value common stock outstanding)	10,103
Net asset value, offering and redemption price per share	$8.44
CLASS Z SHARES:
NET ASSETS	$229,980
Shares issued and outstanding ($0.001 par value common stock outstanding)	27,237
Net asset value, offering and redemption price per share	$8.44

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2016

Investment Income:
Distributions from master limited partnerships	$1,653,109
Less return of capital on distributions	(1,592,336)
Net distributions from master limited partnerships	60,773
Dividend income (net of $92,192 of foreign withholding tax)	1,306,960
Total Investment Income	1,367,733
Expenses:
Investment advisory fees	655,798
Professional fees	227,511
Administration fees	120,324
Registration and filing fees	96,896
Distribution fees—Class A	23,002
Distribution fees—Class C	65,794
Distribution fees—Class R	457
Shareholder servicing fees—Class A	9,201
Shareholder servicing fees—Class C	21,931
Shareholder servicing fees—Class I	21,346
Shareholder reporting expenses	52,317
Custodian fees and expenses	23,016
Transfer agent fees and expenses	22,127
Proxy expenses	7,306
Franchise taxes	6,178
Directors' fees and expenses	5,801
Miscellaneous	11,119
Total Expenses	1,370,124
Reduction of Expenses (See Note 2)	(516,184)
Net Expenses	853,940
Net Investment Income (Loss)	513,793
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(12,719,992)
Foreign currency transactions	(21,746)
Net realized gain (loss)	(12,741,738)
Net change in unrealized appreciation (depreciation) on:
Investments	23,846,113
Foreign currency translations	1,844
Net change in unrealized appreciation (depreciation)	23,847,957
Net realized and unrealized gain (loss)	11,106,219
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,620,012

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Change in Net Assets:
From Operations:
Net investment income (loss)	$513,793	$1,054,339
Net realized gain (loss)	(12,741,738)	(16,751,331)
Net change in unrealized appreciation (depreciation)	23,847,957	(18,211,843)
Net increase (decrease) in net assets resulting from operations	11,620,012	(33,908,835)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(75,522)	(95,834)
Class C	(17,769)	(12,107)
Class I	(524,976)	(631,686)
Class R	(612)	(42)
Class Z	(2,442)	(8,565)
Return of capital:
Class A	(316,891)	(396,135)
Class C	(311,367)	(239,597)
Class I	(1,587,995)	(1,732,568)
Class R	(2,903)	(237)
Class Z	(7,398)	(23,758)
Total dividends and distributions to shareholders	(2,847,875)	(3,140,529)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	23,943,019	33,361,850
Total increase (decrease) in net assets	32,715,156	(3,687,514)
Net Assets:
Beginning of year	57,789,157	61,476,671
End of year[a]	$90,504,313	$57,789,157

a  Includes dividends in excess of net investment income of $921,172 and $988,682, respectively.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Per Share Operating Performance:	2016	2015	November 30, 2014
Net asset value, beginning of period	$7.46	$11.53	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.05	0.10	0.04
Net realized and unrealized gain (loss)	1.24	(3.80)	1.74 [c]
Total from investment operations	1.29	(3.70)	1.78
Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.08)	(0.05)
Net realized gain	—	—	(0.09)
Return of capital	(0.26)	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.32)	(0.37)	(0.25)
Net increase (decrease) in net asset value	0.97	(4.07)	1.53
Net asset value, end of period	$8.43	$7.46	$11.53
Total investment return[d,e]	18.06%	–32.83%	17.76%[f]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class A
	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Ratios/Supplemental Data:	2016	2015	November 30, 2014
Net assets, end of period (in millions)	$12.2	$7.1	$7.4
Ratio of expenses to average daily net assets (before expense reduction)	2.23%[g]	1.90%[h]	2.67%[i]
Ratio of expenses to average daily net assets (net of expense reduction)	1.47%[g]	1.46%[h]	1.45%[i]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.12)%[g]	0.55%[h]	(0.87)%[i]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.64%[g]	0.99%[h]	0.35%[i]
Portfolio turnover rate	59%	81%	26%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Does not reflect sales charges, which would reduce return.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.22% and 1.46%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.11)% and 0.65%, respectively.

h  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.89% and 1.45%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.56% and 1.00%, respectively.

i  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Per Share Operating Performance:	2016	2015	November 30, 2014
Net asset value, beginning of period	$7.44	$11.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.00 [c]	0.04	(0.03)
Net realized and unrealized gain (loss)	1.23	(3.78)	1.74 [d]
Total from investment operations	1.23	(3.74)	1.71
Less dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.02)	(0.02)
Net realized gain	—	—	(0.09)
Return of capital	(0.26)	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.28)	(0.31)	(0.22)
Net increase (decrease) in net asset value	0.95	(4.05)	1.49
Net asset value, end of period	$8.39	$7.44	$11.49
Total investment return[e,f]	17.25%[g]	–33.31%[g,h]	17.10%[h,i]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Ratios/Supplemental Data:	2016	2015	November 30, 2014
Net assets, end of period (in millions)	$10.4	$8.7	$4.8
Ratio of expenses to average daily net assets (before expense reduction)	2.88%[j]	2.60%[k]	3.27%[l]
Ratio of expenses to average daily net assets (net of expense reduction)	2.12%[j]	2.11%[k]	2.10%[l]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.74)%[j]	(0.08)%[k]	(1.41)%[l]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.02%[j]	0.41%[k]	(0.24)%[l]
Portfolio turnover rate	59%	81%	26%[i]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

e  Does not reflect sales charges, which would reduce return.

f  Return assumes the reinvestment of all dividends and distributions at NAV.

g  The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

h  The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

i  Not annualized.

j  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.87% and 2.11%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.73)% and 0.03%, respectively.

k  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.59% and 2.10%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.07)% and 0.42%, respectively.

l  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Per Share Operating Performance:	2016	2015	November 30, 2014
Net asset value, beginning of period	$7.48	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.07	0.14	0.10
Net realized and unrealized gain (loss)	1.25	(3.81)	1.72 [c]
Total from investment operations	1.32	(3.67)	1.82
Less dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.11)	(0.07)
Net realized gain	—	—	(0.09)
Return of capital	(0.26)	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.35)	(0.40)	(0.27)
Net increase (decrease) in net asset value	0.97	(4.07)	1.55
Net asset value, end of period	$8.45	$7.48	$11.55
Total investment return[d]	18.40%	–32.53%	18.13%[e]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Ratios/Supplemental Data:	2016	2015	November 30, 2014
Net assets, end of period (in millions)	$67.6	$41.7	$47.8
Ratio of expenses to average daily net assets (before expense reduction)	1.92%[f]	1.60%[g]	2.66%[h]
Ratio of expenses to average daily net assets (net of expense reduction)	1.12%[f]	1.11%[g]	1.10%[h]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.15%[f]	0.90%[g]	(0.71)%[h]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.95%[f]	1.39%[g]	0.85%[h]
Portfolio turnover rate	59%	81%	26%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Not annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.91% and 1.11%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.16% and 0.96%, respectively.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.59% and 1.10%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.91% and 1.40%, respectively.

h  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended November 30,		For the Period October 1, 2014[a] through
Per Share Operating Performance:	2016	2015	November 30, 2014
Net asset value, beginning of period	$7.48	$11.54	$12.41
Income (loss) from investment operations:
Net investment income (loss)[b]	0.05	0.08	0.01
Net realized and unrealized gain (loss)	1.22	(3.79)	(0.88)[c]
Total from investment operations	1.27	(3.71)	(0.87)
Less dividends and distributions to shareholders from:
Net investment income	(0.05)	(0.06)	—
Return of capital	(0.26)	(0.29)	—
Total dividends and distributions to shareholders	(0.31)	(0.35)	—
Net increase (decrease) in net asset value	0.96	(4.06)	(0.87)
Net asset value, end of period	$8.44	$7.48	$11.54
Total investment return[d]	17.74%	–32.89%[e]	–6.93%[e,f]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class R
	For the Year Ended November 30,		For the Period October 1, 2014[a] through
Ratios/Supplemental Data:	2016	2015	November 30, 2014
Net assets, end of period (in 000s)	$85.2	$6.0	$9.3
Ratio of expenses to average daily net assets (before expense reduction)	2.38%[g]	2.07%[h]	2.53%[i]
Ratio of expenses to average daily net assets (net of expense reduction)	1.62%[g]	1.61%[h]	1.60%[i]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	(0.06)%[g]	0.31%[h]	(0.58)%[i]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.70%[g]	0.77%[h]	0.35%[i]
Portfolio turnover rate	59%	81%	26%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  The net asset value (NAV) disclosed in the November 30, 2014 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2014. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2014.

f  Not annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.37% and 1.61%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been (0.05)% and 0.71%, respectively.

h  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 2.06% and 1.60%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.32% and 0.78%, respectively.

i  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Per Share Operating Performance:	2016	2015	November 30, 2014
Net asset value, beginning of period	$7.48	$11.55	$10.00
Income (loss) from investment operations:
Net investment income (loss)[b]	0.08	0.10	0.09
Net realized and unrealized gain (loss)	1.23	(3.77)	1.72 [c]
Total from investment operations	1.31	(3.67)	1.81
Less dividends and distributions to shareholders from:
Net investment income	(0.09)	(0.11)	(0.06)
Net realized gain	—	—	(0.09)
Return of capital	(0.26)	(0.29)	(0.11)
Total dividends and distributions to shareholders	(0.35)	(0.40)	(0.26)
Net increase (decrease) in net asset value	0.96	(4.07)	1.55
Net asset value, end of period	$8.44	$7.48	$11.55
Total investment return[d]	18.41%[e]	–32.62%[e]	18.02%[f]

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class Z
	For the Year Ended November 30,		For the Period December 20, 2013[a] through
Ratios/Supplemental Data:	2016	2015	November 30, 2014
Net assets, end of period (in 000s)	$230.0	$0.3	$1.5
Ratio of expenses to average daily net assets (before expense reduction)	1.88%[g]	1.53%[h]	2.72%[i]
Ratio of expenses to average daily net assets (net of expense reduction)	1.12%[g]	1.11%[h]	1.21%[i]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.28%[g]	0.56%[h]	(0.70)%[i]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.04%[g]	0.98%[h]	0.81%[i]
Portfolio turnover rate	59%	81%	26%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  The amount shown for a share outstanding throughout the period does not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shars in relation to income earned and/or fluctuating market value of the investments of the Fund.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  The net asset value (NAV) disclosed in the November 30, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on November 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on November 30, 2015.

f  Not annualized.

g  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.87% and 1.11%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.29% and 1.05%, respectively.

h  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.52% and 1.10%, respectively; and the ratio of net investment income (loss) to average daily net assets (before expense reduction and net of expense reduction) would have been 0.57% and 0.99%, respectively.

i  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 8, 2013 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide attractive total return, comprised of current income and price appreciation. The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of November 30, 2016.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of November 30, 2016 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Master Limited Partnerships and Related Companies:
Gathering & Processing	$14,918,531	$14,498,727	$—	$419,804	[a,b]
Other Industries	73,328,274	73,328,274	—	—
Short-Term Investments	1,200,000	—	1,200,000	—
Total Investments[c]	$89,446,805	$87,827,001	$1,200,000	$419,804

a  Private placement in a public equity classified as Level 3 is valued at a discount to quoted market price to reflect limited liquidity.

b  Fair valued, pursuant to the Fund's fair value procedures utilizing significant unobservable inputs and assumptions. A change in the significant unobservable inputs could result in a significantly lower or higher value in such level 3 investments.

c  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Master Limited Partnerships and Related Companies— Gathering & Processing
Balance as of November 30, 2015	$343,881
Purchases	436,450
Change in unrealized appreciation (depreciation)	199,773
Transfers out of Level 3[a]	(560,300)
Balance as of November 30, 2016	$419,804

The change in unrealized appreciation (depreciation) attributable to securities owned on November 30, 2016, which were valued using significant unobservable inputs (Level 3) amounted to $(16,646).

a  As of November 30, 2015, the Fund used significant unobservable inputs in determining the value of this investment. As of November 30, 2016, the Fund used a quoted price in determining the value of the same investment, which resulted from the registration of these shares.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at November 30, 2016	Valuation Technique	Unobservable Inputs	Input Values
Master Limited Partnerships and Related Companies:		Market Price	Liquidity
Gathering & Processing	$419,804	Less Discount	Discount	4.05%

The significant unobservable inputs utilized in the fair value measurement of the Fund's Level 3 equity investments in Master Limited Partnerships and Related Companies—Gathering & Processing is a discount to quoted market prices to reflect limited liquidity. Significant increases (decreases) in this input may result in a materially lower (higher) fair value measurement.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. For the year ended November 30, 2016, the Fund has estimated approximately 96.3% of distributions from MLPs as return of capital. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund received paid-in-kind stock dividends in the form of additional units from its investment in Enbridge Energy Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as an adjustment to the cost of the security. For the year ended November 30, 2016, the Fund received the following paid-in-kind stock dividends:

Enbridge Energy Management, LLC	$269,114

Master Limited Partnerships: Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the Code), and whose interest or "units" are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining,

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund's investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes and unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon results of operations for the year ended November 30, 2016, a significant portion of the dividends have been reclassified to distributions from return of capital.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of November 30, 2016, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the year ended November 30, 2016, and through June 30, 2018, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. The contractual expense limitation agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Fund and the investment advisor. For the year ended November 30, 2016, fees waived and/or expenses reimbursed totaled $516,184.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

receives a fee, accrued daily and paid monthly, at the annual rate of 0.05% of the Fund's average daily net assets. For the year ended November 30, 2016, the Fund incurred $32,790 in fees under this administration agreement.

On June 15, 2016, the Board of Directors of the Fund approved the termination of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. as the Fund's co-administrator and custodian, respectively, and approved the appointment of State Street Bank and Trust Company and Cohen & Company (an unaffiliated service provider) effective October 1, 2016. State Street Bank and Trust Company provides custodial and administrative services and Cohen & Company provides certain tax services to the Fund. Prior to October 1, 2016, the Fund paid U.S. Bancorp Fund Services, LLC as co-administrator under a fund accounting and administration agreement. Additionally, effective October 1, 2016, the Fund began paying State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the year ended November 30, 2016, the Fund has been advised that the distributor received $4,764, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $6,965 of CDSC relating to the redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and I shares and up to 0.25% of the average daily net assets of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $806 for the year ended November 30, 2016.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Other: At November 30, 2016, the investment advisor and affiliated persons of the investment advisor owned 15.9% of the Fund's outstanding shares. Investment activities of these shareholders could have a significant impact on the Fund. In addition, a person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of the Fund may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended November 30, 2016, totaled $61,915,866 and $38,667,532, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended November 30,
	2016	2015
Ordinary income	$621,321	$748,234
Return of capital	2,226,554	2,392,295
Total dividends and distributions	$2,847,875	$3,140,529

As of November 30, 2016, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$89,356,671
Gross unrealized appreciation	$2,598,148
Gross unrealized depreciation	(2,508,014)
Net unrealized appreciation (depreciation)	$90,134

As of November 30, 2016, the Fund had a net capital loss carryforward of $22,243,157 which may be used to offset future capital gains. The loss is comprised of $12,503,408 of short-term capital loss carryover and $9,739,749 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of November 30, 2016, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and partnership investments and permanent book/tax differences primarily attributable to foreign currency transactions and partnership investments. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $341,511, accumulated net realized loss was charged $516,549 and dividends in excess of net investment income was credited $175,038. Net assets were not affected by this reclassification.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 1 billion shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class A:
Sold	1,059,392	$7,370,447	1,544,813	$16,691,658
Issued as reinvestment of dividends and distributions	50,529	373,364	47,722	457,769
Redeemed	(613,320)	(4,360,219)	(1,279,607)	(12,012,886)
Net increase (decrease)	496,601	$3,383,592	312,928	$5,136,541
Class C:
Sold	473,000	$3,389,721	1,000,461	$10,026,303
Issued as reinvestment of dividends and distributions	29,775	215,912	21,887	207,461
Redeemed	(438,454)	(3,084,596)	(262,912)	(2,342,530)
Net increase (decrease)	64,321	$521,037	759,436	$7,891,234
Class I:
Sold	5,719,727	$42,476,253	6,823,732	$70,611,699
Issued as reinvestment of dividends and distributions	137,772	1,030,480	122,907	1,188,078
Redeemed	(3,429,926)	(23,462,020)	(5,508,101)	(50,430,500)
Net increase (decrease)	2,427,573	$20,044,713	1,438,538	$21,369,277
Class R:
Sold	23,811	$162,380	—	$—
Issued as reinvestments of dividends and distributions	455	3,265	—	—
Redeemed	(14,969)	(116,807)	—	—
Net increase (decrease)	9,297	$48,838	—	$—

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended November 30, 2016		For the Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class Z:
Sold	749	$4,950	4,282	$37,999
Issued as reinvestment of dividends and distributions	1,289	9,411	2,801	28,200
Redeemed	(9,909)	(69,522)	(106,153)	(1,101,401)
Net increase (decrease)	(7,871)	$(55,161)	(99,070)	$(1,035,202)

Note 6. Other Risks

MLP Investment Risk: An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. MLPs may have additional expenses, as some MLPs pay incentive distribution fees to their general partners. Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

MLPs may have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes which presents unique investment risks. MLPs and other small capitalization companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other small capitalization companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. MLPs and other smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. The value of MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs were subject to U.S. federal income taxation as a corporation, the MLPs would be required to pay U.S. federal income tax on their taxable income which would have the effect of reducing the amount of cash available for distribution to the MLP unitholders. This would also cause any such distributions received by the Fund to be taxed as dividend income to

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the extent of the MLP's current or accumulated earnings and profits. As a result, after-tax returns could be reduced, which could cause a decline in the value of MLPs.

Energy Sector Risk: The Fund is subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. In addition, there are several specific risks associated with investments in the energy sector, including the following: Commodity Price Risk, Depletion Risk, Supply and Demand Risk, Regulatory Risk, Acquisition Risk, Weather Risks, Exploration Risk, Catastrophic Event Risk, Interest Rate Transaction Risk, Affiliated Party Risk and Limited Partner Risk and Risks of Subordinated MLP Units. MLPs which invest in the energy industry may be highly volatile due to significant fluctuation in the prices of energy commodities as well as political and regulatory developments.

Market Volatility Risk: Under normal market conditions, the Fund will invest at least 80% of its net assets in energy-related MLPs and companies that are involved in the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or other energy sources (Related Companies). The Fund's strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related Companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

Interest Rate Risk to MLPs and Related Companies: Rising interest rates could increase the cost of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.

Tax Risk: The Fund intends to qualify each year as a regulated investment company (RIC) for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in qualified publicly traded partnerships (QPTPs). The Fund expects that the MLPs in which the Fund invests will generally be QPTPs. The treatment of certain of the Fund's investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (IRS) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund's ability to meet this 25% requirement.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Counterparty Risk: Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Liquidity Risk: Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the investment advisor believes it is desirable to do so.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Non-Diversification Risk: As a "non-diversified" investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund's relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund's prospectus.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Subsequent Events

On December 6, 2016, the Board of Directors of the Fund approved an increase to the Fund's authorized shares of capital stock. The Fund is now authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share.

Management has evaluated events and transactions occurring after November 30, 2016 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the
Cohen & Steers MLP & Energy Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the "Fund") as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 30, 2017

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

TAX INFORMATION—2016 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $621,321. Additionally, 100% of the ordinary dividends qualified for the dividends received deduction available to corporations.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]
Robert H. Steers 1953	Director, Chairman	Until Next Election of Directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004. Prior to that, Chairman of the Advisor; Vice President of Cohen & Steers Securities, LLC.	22	Since 1991
Joseph M. Harvey 1963	Director	Until Next Election of Directors	President and Chief Investment Officer of the Advisor (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	22	Since 2014

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark 1965	Director	Until Next Election of Directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	22	Since 2011
Bonnie Cohen 1942	Director	Until Next Election of Directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries from 2004 to 2014.	22	Since 2001
George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	22	Since 1993

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Dean Junkans 1959	Director	Until Next Election of Directors

C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.

				22	Since 2015
Richard E. Kroon 1942	Director	Until Next Election of Directors	Former member of Investment Committee, Monmouth University since 2004 to 2016; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former Director of the National Venture Capital Association from 1997 to 2000, and Chairman for the year 2000.	22	Since 2004

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA); member, Board of Trustees of AICPA Foundation.	22	Since 2015
Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	22	Since 2015
Richard J. Norman 1943	Director	Until Next Election of Directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps. since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	22	Since 2001

  (table continued on next page)

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross 1943	Director	Until Next Election of Directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	22	Since 2004
C. Edward Ward, Jr. 1946	Director	Until Next Election of Directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE) where he worked from 1979 to 2004.	22	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

The officers of the Fund (other than Messrs. Steers and Harvey, whose biographies are provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin 1964	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Robert S. Becker 1969	Vice President	Senior Vice President of CSCM since 2003.	Since 2003
Benjamin Morton 1974	Vice President	Senior Vice President of CSCM since 2003.	Since 2003
Tyler S. Rosenlicht 1985	Vice President	Vice President of CSCM since 2015. Prior to that, research associate at CSCM since 2012.	Since 2015
Tina M. Payne 1974	Secretary and Chief Legal Officer	Senior Vice President and Associate General Counsel of CSCM since 2010.	Since 2007
James Giallanza 1966	Chief Financial Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Albert Laskaj 1977	Treasurer	Vice President of CSCM since 2015. Prior to that, Director of Legg Mason & Co. since 2013. Vice President of Legg Mason from 2008 to 2013 and Treasurer of certain mutual funds since 2010.	Since 2015
Lisa D. Phelan 1968	Chief Compliance Officer

Executive Vice President of CSCM since 2015. Prior to that, Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
LOW DURATION PREFERRED AND INCOME FUND

  •  Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

  •  Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Joseph M. Harvey
Director and Vice President

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Dean Junkans
Director

Richard E. Kroon
Director

Gerald J. Maginnis
Director

Jane F. Magpiong
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Robert S. Becker
Vice President

Benjamin Morton
Vice President

Tyler S. Rosenlicht
Vice President

Tina M. Payne
Secretary and Chief Legal Officer

James Giallanza
Chief Financial Officer

Albert Laskaj
Treasurer

Lisa D. Phelan
Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class   A—MLOAX
C—MLOCX
I—MLOIX
R—MLORX
Z—MLOZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers MLP & Energy Opportunity Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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MLOAXAR

Annual Report November 30, 2016

Cohen & Steers MLP & Energy Opportunity Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant amended the Code of Ethics during the reporting period to expand on how covered officers should handle conflicts of interest.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at https://www.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf.  Upon request, a copy of the Code of Ethics can be made by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark, Gerald J. Maginnis and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert.” Mr. Clark, Mr. Maginnis and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years ended November 30, 2016 and November 30, 2015 for professional services rendered by the registrant’s principal accountant were as follows:

	2016	2015
Audit Fees	$65,950	$52,700
Audit-Related Fees	$0	$0
Tax Fees	$37,100	$45,575
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1)      The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)     No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended November 30, 2016 and November 30, 2015, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2016	2015
Registrant	$37,100	$45,575
Investment Advisor	$0	$0

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: February 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Chief Financial Officer
(Principal Financial Officer)

Date: February 8, 2017